UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-8940 (Commission File Number)	13-3260245 (I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2008, Altria Group, Inc. (“Altria”) entered into a Distribution Agreement (the “Distribution Agreement”) with Philip Morris International Inc. (“PMI”) in connection with the distribution of 100% of the shares of PMI to Altria’s shareholders (the “Distribution”). The Distribution Agreement sets forth the terms of the Distribution and certain agreements governing the relationship between Altria and PMI after the Distribution.

The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the complete terms and conditions of the Distribution Agreement which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2008, Altria issued a press release announcing its financial results for the quarter ended December 31, 2007 and the fiscal year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Events.

On January 30, 2008, Altria announced that its Board of Directors voted to authorize the spin-off of 100% of the shares of PMI to Altria’s shareholders. The Distribution will be made on March 28, 2008, to Altria shareholders of record as of 5:00 p.m. New York City Time on March 19, 2008. Altria will distribute one share of PMI for every share of Altria common stock outstanding as of the record date, based on the number of Altria shares outstanding at 5:00 p.m. New York City Time on that date. Altria also announced the individuals who have agreed to serve on the respective Board of Directors of Altria and PMI following the spin-off.

As a result of the PMI spin-off, the date for the Annual Meeting of Shareholders for Altria has been moved to May 28, 2008 in Richmond, Virginia. Shareholders who have not already submitted proposals for consideration at the meeting will have until March 28, 2008 to do so, by following the procedures described in the “2008 Annual Meeting” section on page 66 of Altria’s March 23, 2007 proxy statement.

In addition, Altria announced dividend policies, initial dividend rates and share repurchase programs for Altria and PMI, and its intention to commence a tender offer shortly for all outstanding Altria notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1	Distribution Agreement by and between Altria Group, Inc. and Philip Morris International Inc. dated January 30, 2008.

99.1	Altria Group, Inc. Press Release dated January 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/S/ G. PENN HOLSENBECK

Name: G. Penn Holsenbeck Title: Vice President, Associate General Counsel and Corporate Secretary

DATE: January 30, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Distribution Agreement by and between Altria Group, Inc. and Philip Morris International Inc. dated January 30, 2008.

99.1	Altria Group, Inc. Press Release dated January 30, 2008.